Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Unaudited
(In millions)

	1Q18	2Q18	3Q18	4Q18	FY18	1Q17	2Q17	3Q17	4Q17	FY17	FY16
Net Operating Revenues — Third Party
Europe, Middle East & Africa	$1,537	$1,884	$1,702	$1,412	$6,535	$1,508	$1,893	$1,816	$1,563	$6,780	$6,535
Latin America	978	1,011	1,001	981	3,971	912	935	1,009	1,097	3,953	3,744
North America	2,598	3,010	2,972	2,790	11,370	1,627	2,297	2,315	2,439	8,678	6,479
Asia Pacific	1,109	1,396	1,348	944	4,797	1,074	1,382	1,342	955	4,753	4,775
Global Ventures	193	210	183	181	767	161	183	185	183	712	626
Bottling Investments	1,051	1,235	898	576	3,760	3,813	2,975	2,369	1,222	10,379	19,601
Corporate	11	57	17	7	92	23	37	42	11	113	103
Consolidated	$7,477	$8,803	$8,121	$6,891	$31,292	$9,118	$9,702	$9,078	$7,470	$35,368	$41,863

Net Operating Revenues — Intersegment
Europe, Middle East & Africa	$149	$124	$124	$167	$564	$—	$—	$—	$42	$42	$264
Latin America	19	19	1	—	39	13	15	26	19	73	73
North America	54	70	119	17	260	763	577	432	179	1,951	3,735
Asia Pacific	106	118	72	92	388	130	123	87	69	409	506
Global Ventures	1	1	—	1	3	1	—	1	1	3	8
Bottling Investments	—	—	11	—	11	23	23	23	12	81	134
Corporate	—	—	—	—	—	—	—	—	—	—	—
Eliminations	(180)	(208)	(203)	(110)	(701)	(930)	(738)	(569)	(280)	(2,517)	(4,720)
Consolidated[1]	$149	$124	$124	$167	$564	$—	$—	$—	$42	$42	$—

Net Operating Revenues — Total
Europe, Middle East & Africa	$1,686	$2,008	$1,826	$1,579	$7,099	$1,508	$1,893	$1,816	$1,605	$6,822	$6,799
Latin America	997	1,030	1,002	981	4,010	925	950	1,035	1,116	4,026	3,817
North America	2,652	3,080	3,091	2,807	11,630	2,390	2,874	2,747	2,618	10,629	10,214
Asia Pacific	1,215	1,514	1,420	1,036	5,185	1,204	1,505	1,429	1,024	5,162	5,281
Global Ventures	194	211	183	182	770	162	183	186	184	715	634
Bottling Investments	1,051	1,235	909	576	3,771	3,836	2,998	2,392	1,234	10,460	19,735
Corporate	11	57	17	7	92	23	37	42	11	113	103
Eliminations	(180)	(208)	(203)	(110)	(701)	(930)	(738)	(569)	(280)	(2,517)	(4,720)
Consolidated	$7,626	$8,927	$8,245	$7,058	$31,856	$9,118	$9,702	$9,078	$7,512	$35,410	$41,863

Operating Income (Loss)
Europe, Middle East & Africa	$914	$1,093	$933	$753	$3,693	$846	$1,061	$922	$756	$3,585	$3,637
Latin America	571	593	640	514	2,318	505	557	563	590	2,215	1,951
North America	503	648	663	504	2,318	547	726	616	583	2,472	2,505
Asia Pacific	562	703	614	392	2,271	538	707	571	320	2,136	2,199
Global Ventures	29	37	44	42	152	41	44	41	33	159	138
Bottling Investments	(461)	(56)	(64)	(68)	(649)	(89)	(651)	(46)	(176)	(962)	1
Corporate	(307)	(291)	(304)	(501)	(1,403)	(425)	(407)	(422)	(752)	(2,006)	(1,774)
Consolidated	$1,811	$2,727	$2,526	$1,636	$8,700	$1,963	$2,037	$2,245	$1,354	$7,599	$8,657
Note: Reclassified operating segment and Corporate data reflect the change in the company's operating segments which became effective January 1, 2019.

1 Intersegment revenues for certain periods do not eliminate on a consolidated basis due to intercompany sales to our discontinued operations.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Dollar Impact of Reclassification of Operating Segment and Corporate Data
Unaudited
(In millions)

	1Q18	2Q18	3Q18	4Q18	FY18	1Q17	2Q17	3Q17	4Q17	FY17	FY16
Net Operating Revenues — Third Party
Europe, Middle East & Africa	$(155)	$(162)	$(146)	$(140)	$(603)	$(124)	$(144)	$(143)	$(141)	$(552)	$(479)
Latin America	(1)	(1)	(1)	(1)	(4)	(1)	—	—	(2)	(3)	(2)
North America	(27)	(36)	(36)	(36)	(135)	(26)	(29)	(33)	(30)	(118)	(108)
Asia Pacific	(3)	(3)	(3)	(3)	(12)	(4)	(2)	(3)	(5)	(14)	(13)
Global Ventures	193	210	183	181	767	161	183	185	183	712	626
Bottling Investments	—	—	—	—	—	—	—	—	—	—	—
Corporate	(7)	(8)	3	(1)	(13)	(6)	(8)	(6)	(5)	(25)	(24)
Consolidated	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net Operating Revenues — Intersegment
Europe, Middle East & Africa	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Latin America	—	—	—	—	—	—	—	—	—	—	—
North America	(1)	(1)	—	(1)	(3)	(1)	—	(1)	(1)	(3)	(3)
Asia Pacific	—	—	—	—	—	—	—	—	—	—	—
Global Ventures	1	1	—	1	3	1	—	1	1	3	8
Bottling Investments	—	—	—	—	—	—	—	—	—	—	—
Corporate	—	—	—	—	—	—	—	—	—	—	(5)
Eliminations	—	—	—	—	—	—	—	—	—	—	—
Consolidated	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net Operating Revenues — Total
Europe, Middle East & Africa	$(155)	$(162)	$(146)	$(140)	$(603)	$(124)	$(144)	$(143)	$(141)	$(552)	$(479)
Latin America	(1)	(1)	(1)	(1)	(4)	(1)	—	—	(2)	(3)	(2)
North America	(28)	(37)	(36)	(37)	(138)	(27)	(29)	(34)	(31)	(121)	(111)
Asia Pacific	(3)	(3)	(3)	(3)	(12)	(4)	(2)	(3)	(5)	(14)	(13)
Global Ventures	194	211	183	182	770	162	183	186	184	715	634
Bottling Investments	—	—	—	—	—	—	—	—	—	—	—
Corporate	(7)	(8)	3	(1)	(13)	(6)	(8)	(6)	(5)	(25)	(29)
Eliminations	—	—	—	—	—	—	—	—	—	—	—
Consolidated	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Operating Income (Loss)
Europe, Middle East & Africa	$—	$(2)	$(11)	$(8)	$(21)	$(14)	$(15)	$(10)	$(1)	$(40)	$(31)
Latin America	(1)	—	(2)	—	(3)	—	(2)	—	(1)	(3)	(2)
North America	(28)	(36)	(35)	(36)	(135)	(27)	(29)	(32)	(31)	(119)	(109)
Asia Pacific	(3)	(2)	(1)	(1)	(7)	(3)	(2)	(2)	(4)	(11)	(11)
Global Ventures	29	37	44	42	152	41	44	41	33	159	138
Bottling Investments	—	—	—	—	—	—	—	—	—	—	—
Corporate	3	3	5	3	14	3	4	3	4	14	15
Consolidated	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Note: Reclassified operating segment and Corporate data reflect the change in the company's operating segments which became effective January 1, 2019.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Unaudited
Revenues and Volume

	Three Months Ended March 30, 2018
Percent Change[2]	Concentrate Sales	Price/Mix	Currency Impact	Acquisitions, Divestitures and Structural Items, Net	Accounting Changes	Reported Net Revenues	Organic Revenues[1]	Unit Case Volume
Europe, Middle East & Africa	9	(1)	6	0	(2)	12	8	4
Latin America	0	6	1	0	1	8	6	1
North America	2	(1)	0	(1)	11	11	1	2
Asia Pacific	5	(2)	4	(1)	(5)	1	3	5
Global Ventures	15	(4)	10	0	0	21	10	15
Operating Income

	Three Months Ended March 30, 2018
Percent Change[2]	Reported Operating Income	Items Impacting Comparability	Currency Impact	Comparable Currency Neutral Operating Income[1]
Europe, Middle East & Africa	8	0	3	5
Latin America	13	0	0	13
North America	(8)	(2)	0	(6)
Asia Pacific	4	0	2	2
Global Ventures	(30)	0	(1)	(28)
Revenues and Volume

	Three Months Ended June 29, 2018
Percent Change[2]	Concentrate Sales	Price/Mix	Currency Impact	Acquisitions, Divestitures and Structural Items, Net	Accounting Changes	Reported Net Revenues	Organic Revenues[1]	Unit Case Volume
Europe, Middle East & Africa	3	4	2	1	(3)	6	7	2
Latin America	(1)	12	(6)	2	1	8	11	0
North America	1	(3)	0	(1)	10	7	(1)	1
Asia Pacific	6	0	2	0	(7)	1	6	6
Global Ventures	1	8	5	0	0	14	9	0
Operating Income

	Three Months Ended June 29, 2018
Percent Change[2]	Reported Operating Income	Items Impacting Comparability	Currency Impact	Comparable Currency Neutral Operating Income[1]
Europe, Middle East & Africa	3	(1)	(1)	4
Latin America	6	0	(8)	14
North America	(11)	(3)	0	(8)
Asia Pacific	(1)	0	1	(2)
Global Ventures	(16)	0	(2)	(14)
Note: The Bottling Investments operating segment was not impacted by the reclassification and therefore is not included in the tables above.

[1]	Organic revenues and comparable currency neutral operating income are non-GAAP financial measures. Refer to the Reconciliation of GAAP and Non-GAAP Financial Measures schedule.

[2]	Growth rate percentages compare the results of the period to those of the prior year comparable period.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Unaudited
Revenues and Volume

	Three Months Ended September 28, 2018
Percent Change[2]	Concentrate Sales	Price/Mix	Currency Impact	Acquisitions, Divestitures and Structural Items, Net	Accounting Changes	Reported Net Revenues	Organic Revenues[1]	Unit Case Volume
Europe, Middle East & Africa	1	9	(6)	1	(3)	1	10	2
Latin America	11	8	(11)	(1)	(10)	(3)	19	2
North America	1	0	0	0	11	13	2	1
Asia Pacific	3	0	(1)	0	(3)	(1)	4	3
Global Ventures	8	(7)	(2)	0	0	(1)	1	7
Operating Income

	Three Months Ended September 28, 2018
Percent Change[2]	Reported Operating Income	Items Impacting Comparability	Currency Impact	Comparable Currency Neutral Operating Income[1]
Europe, Middle East & Africa	1	1	(10)	10
Latin America	14	0	(14)	27
North America	8	3	(1)	6
Asia Pacific	8	1	0	7
Global Ventures	6	0	1	6
Revenues and Volume

	Three Months Ended December 31, 2018
Percent Change[2]	Concentrate Sales	Price/Mix	Currency Impact	Acquisitions, Divestitures and Structural Items, Net	Accounting Changes	Reported Net Revenues	Organic Revenues[1]	Unit Case Volume
Europe, Middle East & Africa	6	(1)	(7)	4	(3)	(2)	5	0
Latin America	(6)	13	(17)	0	(3)	(12)	7	(2)
North America	(3)	2	0	(3)	11	7	(1)	(1)
Asia Pacific	6	2	(3)	(1)	(2)	1	8	2
Global Ventures	5	(2)	(4)	0	0	(1)	3	10
Operating Income

	Three Months Ended December 31, 2018
Percent Change[2]	Reported Operating Income	Items Impacting Comparability	Currency Impact	Comparable Currency Neutral Operating Income[1]
Europe, Middle East & Africa	0	3	(12)	8
Latin America	(13)	0	(24)	11
North America	(13)	2	0	(15)
Asia Pacific	23	3	(4)	23
Global Ventures	29	0	0	29
Note: The Bottling Investments operating segment was not impacted by the reclassification and therefore is not included in the tables above.

[1]	Organic revenues and comparable currency neutral operating income are non-GAAP financial measures. Refer to the Reconciliation of GAAP and Non-GAAP Financial Measures schedule.

[2]	Growth rate percentages compare the results of the period to those of the prior year comparable period.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Unaudited
Revenues and Volume

	Year Ended December 31, 2018
Percent Change[2]	Concentrate Sales	Price/Mix	Currency Impact	Acquisitions, Divestitures and Structural Items, Net	Accounting Changes	Reported Net Revenues	Organic Revenues[1]	Unit Case Volume
Europe, Middle East & Africa	4	3	(2)	1	(3)	4	7	2
Latin America	1	10	(9)	0	(3)	0	11	0
North America	0	0	0	(1)	11	9	0	0
Asia Pacific	5	0	1	(1)	(5)	0	5	4
Global Ventures	7	(1)	2	0	0	8	6	8
Operating Income

	Year Ended December 31, 2018
Percent Change[2]	Reported Operating Income	Items Impacting Comparability	Currency Impact	Comparable Currency Neutral Operating Income[1]
Europe, Middle East & Africa	3	1	(5)	7
Latin America	5	0	(12)	16
North America	(6)	0	0	(6)
Asia Pacific	6	1	0	5
Global Ventures	(4)	0	(1)	(4)
Revenues and Volume

	Year Ended December 31, 2017
Percent Change[2]	Concentrate Sales	Price/Mix	Currency Impact	Acquisitions, Divestitures and Structural Items, Net	Reported Net Revenues	Organic Revenues[1]	Unit Case Volume
Europe, Middle East & Africa	1	3	(2)	(2)	0	4	1
Latin America	(3)	8	0	0	5	6	(3)
North America	0	3	0	2	4	3	(1)
Asia Pacific	1	0	(4)	0	(2)	1	1
Global Ventures	18	(2)	(3)	0	13	16	17
Operating Income

	Year Ended December 31, 2017
Percent Change[2]	Reported Operating Income	Items Impacting Comparability	Currency Impact	Comparable Currency Neutral Operating Income[1]
Europe, Middle East & Africa	(1)	0	(3)	1
Latin America	9	0	0	10
North America	(1)	(5)	(1)	5
Asia Pacific	(3)	0	(6)	4
Global Ventures	15	0	(1)	16
Note: The Bottling Investments operating segment was not impacted by the reclassification and therefore is not included in the tables above.

[1]	Organic revenues and comparable currency neutral operating income are non-GAAP financial measures. Refer to the Reconciliation of GAAP and Non-GAAP Financial Measures schedule.

[2]	Growth rate percentages compare the results of the period to those of the prior year comparable period.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited

The company reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP" or referred to herein as "reported"). To supplement our financial results reported on a GAAP basis, we provide the following non-GAAP financial measures: "comparable net revenues", "comparable currency neutral net revenues", "organic revenues", "comparable operating income" and "comparable currency neutral operating income". Management believes these non-GAAP financial measures provide investors with additional meaningful financial information that should be considered when assessing our underlying business performance and trends. We believe these non-GAAP financial measures also enhance investors' ability to compare period-to-period financial results. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the company's reported results prepared in accordance with GAAP. Our non-GAAP financial measures do not represent a comprehensive basis of accounting. Therefore, our non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of each of these non-GAAP financial measures to GAAP information are also included. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions and in evaluating the company's performance. Disclosing these non-GAAP financial measures allows investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance.

DEFINITIONS

•	"Accounting changes" refer to the adoption of Accounting Standards Codification 606, Revenue from Contracts with Customers ("ASC 606"), which was adopted by the company effective January 1, 2018.

•
"Currency neutral operating results" are determined by dividing or multiplying, as appropriate, our current period actual U.S. dollar operating results, by the current period actual exchange rates (that include the impact of current period currency hedging activities), to derive our current period local currency operating results. We then multiply or divide, as appropriate, the derived current period local currency operating results by the foreign currency exchange rates (that also include the impact of the comparable prior period currency hedging activities) used to translate the company's financial statements in the comparable prior year period to determine what the current period U.S. dollar operating results would have been if the foreign currency exchange rates had not changed from the comparable prior year period.

•
"Structural changes" generally refer to acquisitions and divestitures of bottling and distribution operations including the impact of intercompany transactions among our operating segments. In 2018, the company refranchised our Canadian and Latin American bottling operations; acquired a controlling interest in the Philippine bottling operations, which was previously accounted for as an equity method investee; and acquired a controlling interest in the Oman bottler. In 2017, the company refranchised bottling territories in North America and refranchised our bottling operations in China. In 2016, the company deconsolidated our South African bottling operations and disposed of the related equity method investment in exchange for equity method investments in Coca-Cola Beverages Africa Limited ("CCBA") and CCBA's South African subsidiary; deconsolidated our German bottling operations as a result of their being merged to create Coca-Cola European Partners plc; changed our funding arrangement with our bottling partners in China; and refranchised bottling territories in North America. The impact of these refranchising activities has been included as a structural change in our analysis of net operating revenues for our operating segments, as applicable. Unit case volume for the periods presented herein was impacted by the transfer of distribution rights with respect to non-company-owned brands that were previously licensed to us in North American bottling territories that have since been refranchised. The company eliminated the unit case volume related to this structural change from the base period, as applicable, when calculating the unit case volume growth rates presented herein.

•
"Comparable net revenues" is a non-GAAP financial measure that excludes or has otherwise been adjusted for items impacting comparability (discussed further below). "Comparable currency neutral net revenues" is a non-GAAP financial measure that excludes or has otherwise been adjusted for items impacting comparability (discussed further below) as well as the impact of changes in foreign currency exchange rates. Management believes the comparable net revenues (non-GAAP) growth measure and the comparable currency neutral net revenues (non‑GAAP) growth measure provide investors with useful supplemental information to enhance their understanding of the company's revenue performance and trends by improving their ability to compare

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited

our period-to-period results. "Organic revenues" is a non-GAAP financial measure that excludes or has otherwise been adjusted for the impact of acquisitions, divestitures and structural items, as applicable, the impact of changes in foreign currency exchange rates as well as the impact of accounting changes. Management believes the organic revenue (non-GAAP) growth measure provides users with useful supplemental information regarding the company's ongoing revenue performance and trends by presenting revenue growth excluding the impact of foreign exchange, the impact of acquisitions, divestitures and structural items as well as the impact of accounting changes.

•
"Comparable operating income" is a non-GAAP financial measure that excludes or has otherwise been adjusted for items impacting comparability (discussed further below). "Comparable currency neutral operating income" is a non-GAAP financial measure that excludes or has otherwise been adjusted for items impacting comparability (discussed further below) and the impact of changes in foreign currency exchange rates. Management uses these non-GAAP financial measures to evaluate the company's performance and make resource allocation decisions. Further, management believes the comparable operating income (non-GAAP) growth measure and the comparable currency neutral operating income (non-GAAP) growth measure enhance its ability to communicate the underlying operating results and provide investors with useful supplemental information to enhance their understanding of the company's underlying business performance and trends by improving their ability to compare our period-to-period financial results.

ITEMS IMPACTING COMPARABILITY
The following information is provided to give qualitative and quantitative information related to items impacting comparability. Items impacting comparability are not defined terms within GAAP. Therefore, our non-GAAP financial information may not be comparable to similarly titled measures reported by other companies. We determine which items to consider as "items impacting comparability" based on how management views our business; makes financial, operating, compensation and planning decisions; and evaluates the company's ongoing performance. Items such as charges, gains and accounting changes which are viewed by management as impacting only the current period or the comparable period, but not both, or as pertaining to different and unrelated underlying activities or events across comparable periods, are generally considered "items impacting comparability." Items impacting comparability include, but are not limited to, charges related to our productivity and reinvestment initiatives, and transaction gains/losses, in each case when exceeding a U.S. dollar threshold. Also included are timing differences related to our economic (nondesignated) hedging activities, regardless of size. In addition, we provide the impact that changes in foreign currency exchange rates had on our financial results ("currency neutral operating results" defined above).
Economic (Nondesignated) Hedges
The company uses derivatives as economic hedges primarily to mitigate the foreign exchange risk for certain currencies, price risk associated with the purchase of materials used in the manufacturing process as well as the purchase of vehicle fuel. Although these derivatives were not designated and/or did not qualify for hedge accounting, they are effective economic hedges. The changes in fair values of these economic hedges are immediately recognized into earnings. The company excludes the net impact of mark-to-market adjustments for outstanding hedges and realized gains/losses for settled hedges from our non-GAAP financial information until the period in which the underlying exposure being hedged impacts our condensed consolidated statement of income. We believe this adjustment provides meaningful information related to the impact of our economic hedging activities.
Productivity and Reinvestment
During the periods presented, the company incurred costs related to our productivity and reinvestment initiatives. These initiatives are focused on four key areas: restructuring the company's global supply chain; implementing zero-based work, an evolution of zero-based budget principles across the organization; streamlining and simplifying the company's operating model; and further driving increased discipline and efficiency in direct marketing investments. The savings realized from the program will enable the company to fund marketing initiatives and innovation required to deliver sustainable net revenue growth. The savings will also support margin expansion and increased returns on invested capital over time.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Net Operating Revenues by Operating Segment and Corporate:

	Three Months Ended March 30, 2018
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$1,686	$997	$2,652	$1,215	$194	$11
Items Impacting Comparability:
Other Items[1]	—	—	—	—	—	(2)
Comparable (Non-GAAP)	$1,686	$997	$2,652	$1,215	$194	$9

	Three Months Ended March 31, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$1,508	$925	$2,390	$1,204	$162	$23
Items Impacting Comparability:
Other Items[1]	—	—	5	—	—	9
Comparable (Non-GAAP)	$1,508	$925	$2,395	$1,204	$162	$32

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
% Change — Reported (GAAP)	12	8	11	1	21	(51)
% Currency Impact	6	1	0	4	10	46
% Change — Currency Neutral (Non-GAAP)	6	7	11	(3)	10	(97)
% Acquisitions, Divestitures and Structural Items	0	0	(1)	(1)	0	0
% Impact of Accounting Changes	(2)	1	11	(5)	0	(12)
% Change — Organic Revenues (Non-GAAP)	8	6	1	3	10	(86)

% Change — Comparable (Non-GAAP)	12	8	11	1	21	(70)
% Comparable Currency Impact (Non-GAAP)	6	1	0	4	10	1
% Change — Comparable Currency Neutral (Non-GAAP)	6	7	11	(3)	10	(71)
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided. The Bottling Investments operating segment was not impacted by the reclassification and therefore is not included in the tables above.

[1]
During the three months ended March 30, 2018, the impact of the company's adjustment related to our economic hedging activities resulted in a decrease of $2 million to our non-GAAP net operating revenues for Corporate. During the three months ended March 31, 2017, the impact of the company's adjustment related to our economic hedging activities resulted in increases of $5 million and $9 million to our non‑GAAP net operating revenues for the North America operating segment and Corporate, respectively.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Net Operating Revenues by Operating Segment and Corporate:

	Three Months Ended June 29, 2018
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$2,008	$1,030	$3,080	$1,514	$211	$57
Items Impacting Comparability:
Other Items[1]	—	—	—	—	—	(24)
Comparable (Non-GAAP)	$2,008	$1,030	$3,080	$1,514	$211	$33

	Three Months Ended June 30, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$1,893	$950	$2,874	$1,505	$183	$37
Items Impacting Comparability:
Other Items[1]	—	—	3	—	—	4
Comparable (Non-GAAP)	$1,893	$950	$2,877	$1,505	$183	$41

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
% Change — Reported (GAAP)	6	8	7	1	14	52
% Currency Impact	2	(6)	0	2	5	81
% Change — Currency Neutral (Non-GAAP)	4	14	7	(1)	9	(29)
% Acquisitions, Divestitures and Structural Items	1	2	(1)	0	0	0
% Impact of Accounting Changes	(3)	1	10	(7)	0	15
% Change — Organic Revenues (Non-GAAP)	7	11	(1)	6	9	(43)

% Change — Comparable (Non-GAAP)	6	8	7	1	14	(22)
% Comparable Currency Impact (Non-GAAP)	2	(6)	0	2	5	3
% Change — Comparable Currency Neutral (Non-GAAP)	4	14	7	(1)	9	(25)
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided. The Bottling Investments operating segment was not impacted by the reclassification and therefore is not included in the tables above.

[1]
During the three months ended June 29, 2018, the impact of the company's adjustment related to our economic hedging activities resulted in a decrease of $24 million to our non-GAAP net operating revenues for Corporate. During the three months ended June 30, 2017, the impact of the company's adjustment related to our economic hedging activities resulted in increases of $3 million and $4 million to our non‑GAAP net operating revenues for the North America operating segment and Corporate, respectively.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Net Operating Revenues by Operating Segment and Corporate:

	Three Months Ended September 28, 2018
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$1,826	$1,002	$3,091	$1,420	$183	$17
Items Impacting Comparability:
Other Items[1]	—	—	—	—	—	18
Comparable (Non-GAAP)	$1,826	$1,002	$3,091	$1,420	$183	$35

	Three Months Ended September 29, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$1,816	$1,035	$2,747	$1,429	$186	$42
Items Impacting Comparability:
Other Items[1]	—	—	(12)	—	—	(3)
Comparable (Non-GAAP)	$1,816	$1,035	$2,735	$1,429	$186	$39

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
% Change — Reported (GAAP)	1	(3)	13	(1)	(1)	(60)
% Currency Impact	(6)	(11)	0	(1)	(2)	(53)
% Change — Currency Neutral (Non-GAAP)	7	8	13	0	1	(7)
% Acquisitions, Divestitures and Structural Items	1	(1)	0	0	0	0
% Impact of Accounting Changes	(3)	(10)	11	(3)	0	(19)
% Change — Organic Revenues (Non-GAAP)	10	19	2	4	1	13

% Change — Comparable (Non-GAAP)	1	(3)	13	(1)	(1)	(8)
% Comparable Currency Impact (Non-GAAP)	(6)	(11)	0	(1)	(2)	0
% Change — Comparable Currency Neutral (Non-GAAP)	7	8	13	0	1	(8)
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided. The Bottling Investments operating segment was not impacted by the reclassification and therefore is not included in the tables above.

[1]
During the three months ended September 28, 2018, the impact of the company's adjustment related to our economic hedging activities resulted in an increase of $18 million to our non-GAAP net operating revenues for Corporate. During the three months ended September 29, 2017, the impact of the company's adjustment related to our economic hedging activities resulted in decreases of $12 million and $3 million to our non‑GAAP net operating revenues for the North America operating segment and Corporate, respectively.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Net Operating Revenues by Operating Segment and Corporate:

	Three Months Ended December 31, 2018
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$1,579	$981	$2,807	$1,036	$182	$7
Items Impacting Comparability:
Other Items[1]	—	—	—	—	—	(1)
Comparable (Non-GAAP)	$1,579	$981	$2,807	$1,036	$182	$6

	Three Months Ended December 31, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$1,605	$1,116	$2,618	$1,024	$184	$11
Items Impacting Comparability:
Other Items[1]	—	—	(6)	—	—	6
Comparable (Non-GAAP)	$1,605	$1,116	$2,612	$1,024	$184	$17

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
% Change — Reported (GAAP)	(2)	(12)	7	1	(1)	(36)
% Currency Impact	(7)	(17)	0	(3)	(4)	55
% Change — Currency Neutral (Non-GAAP)	6	5	7	4	3	(92)
% Acquisitions, Divestitures and Structural Items	4	0	(3)	(1)	0	0
% Impact of Accounting Changes	(3)	(3)	11	(2)	0	(64)
% Change — Organic Revenues (Non-GAAP)	5	7	(1)	8	3	(28)

% Change — Comparable (Non-GAAP)	(2)	(12)	7	1	(1)	(71)
% Comparable Currency Impact (Non-GAAP)	(7)	(17)	0	(3)	(4)	(14)
% Change — Comparable Currency Neutral (Non-GAAP)	6	5	8	4	3	(57)
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided. The Bottling Investments operating segment was not impacted by the reclassification and therefore is not included in the tables above.

[1]
During the three months ended December 31, 2018, the impact of the company's adjustment related to our economic hedging activities resulted in a decrease of $1 million to our non-GAAP net operating revenues for Corporate. During the three months ended December 31, 2017, the impact of the company's adjustment related to our economic hedging activities resulted in a decrease of $6 million and an increase of $6 million to our non‑GAAP net operating revenues for the North America operating segment and Corporate, respectively.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Net Operating Revenues by Operating Segment and Corporate:

	Year Ended December 31, 2018
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$7,099	$4,010	$11,630	$5,185	$770	$92
Items Impacting Comparability:
Other Items[1]	—	—	—	—	—	(9)
Comparable (Non-GAAP)	$7,099	$4,010	$11,630	$5,185	$770	$83

	Year Ended December 31, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$6,822	$4,026	$10,629	$5,162	$715	$113
Items Impacting Comparability:
Other Items[1]	—	—	(10)	—	—	16
Comparable (Non-GAAP)	$6,822	$4,026	$10,619	$5,162	$715	$129

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
% Change — Reported (GAAP)	4	0	9	0	8	(19)
% Currency Impact	(2)	(9)	0	1	2	21
% Change — Currency Neutral (Non-GAAP)	6	8	10	0	6	(40)
% Acquisitions, Divestitures and Structural Items	1	0	(1)	(1)	0	0
% Impact of Accounting Changes	(3)	(3)	11	(5)	0	(10)
% Change — Organic Revenues (Non-GAAP)	7	11	0	5	6	(30)

% Change — Comparable (Non-GAAP)	4	0	10	0	8	(36)
% Comparable Currency Impact (Non-GAAP)	(2)	(9)	0	1	2	(1)
% Change — Comparable Currency Neutral (Non-GAAP)	6	8	10	0	6	(35)
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided. The Bottling Investments operating segment was not impacted by the reclassification and therefore is not included in the tables above.

[1]
During the year ended December 31, 2018, the impact of the company's adjustment related to our economic hedging activities resulted in a decrease of $9 million to our non-GAAP net operating revenues for Corporate. During the year ended December 31, 2017, the impact of the company's adjustment related to our economic hedging activities resulted in a decrease of $10 million and an increase of $16 million to our non‑GAAP net operating revenues for the North America operating segment and Corporate, respectively.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Net Operating Revenues by Operating Segment and Corporate:

	Year Ended December 31, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$6,822	$4,026	$10,629	$5,162	$715	$113
Items Impacting Comparability:
Other Items[1]	—	—	(10)	—	—	16
Comparable (Non-GAAP)	$6,822	$4,026	$10,619	$5,162	$715	$129

	Year Ended December 31, 2016
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$6,799	$3,817	$10,214	$5,281	$634	$103
Items Impacting Comparability:
Other Items[1]	—	—	(18)	—	—	9
Comparable (Non-GAAP)	$6,799	$3,817	$10,196	$5,281	$634	$112

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
% Change — Reported (GAAP)	0	5	4	(2)	13	9
% Currency Impact	(2)	0	0	(4)	(3)	13
% Change — Currency Neutral (Non-GAAP)	2	5	4	1	16	(4)
% Acquisitions, Divestitures and Structural Items	(2)	0	2	0	0	0
% Change — Organic Revenues (Non-GAAP)	4	6	3	1	16	(4)

% Change — Comparable (Non-GAAP)	0	5	4	(2)	13	14
% Comparable Currency Impact (Non-GAAP)	(2)	0	0	(4)	(3)	18
% Change — Comparable Currency Neutral (Non-GAAP)	2	5	4	1	16	(4)
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided. The Bottling Investments operating segment was not impacted by the reclassification and therefore is not included in the tables above.

[1]
During the year ended December 31, 2017, the impact of the company's adjustment related to our economic hedging activities resulted in a decrease of $10 million and an increase of $16 million to our non‑GAAP net operating revenues for the North America operating segment and Corporate, respectively. During the year ended December 31, 2016, the impact of the company's adjustment related to our economic hedging activities resulted in a decrease of $18 million and an increase of $9 million to our non‑GAAP net operating revenues for the North America operating segment and Corporate, respectively.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Operating Income (Loss) by Operating Segment and Corporate:

	Three Months Ended March 30, 2018
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$914	$571	$503	$562	$29	$(307)
Items Impacting Comparability:
Productivity and Reinvestment	2	2	52	—	—	33
Transaction Gains/Losses	—	—	—	—	—	—
Other Items[1,2]	—	—	(19)	—	—	5
Comparable (Non-GAAP)	$916	$573	$536	$562	$29	$(269)

	Three Months Ended March 31, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$846	$505	$547	$538	$41	$(425)
Items Impacting Comparability:
Productivity and Reinvestment	2	—	35	1	—	87
Transaction Gains/Losses[3]	—	—	—	—	—	2
Other Items[1,2,4]	—	—	(10)	—	—	35
Comparable (Non-GAAP)	$848	$505	$572	$539	$41	$(301)

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
% Change — Reported (GAAP)	8	13	(8)	4	(30)	28
% Currency Impact	3	0	0	2	(1)	2
% Change — Currency Neutral (Non-GAAP)	5	13	(8)	2	(28)	26

% Impact of Items Impacting Comparability (Non-GAAP)	0	0	(2)	0	0	17
% Change — Comparable (Non-GAAP)	8	13	(6)	4	(30)	11
% Comparable Currency Impact (Non-GAAP)	3	0	0	2	(1)	0
% Change — Comparable Currency Neutral (Non-GAAP)	5	13	(6)	2	(28)	11
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided. The Bottling Investments operating segment was not impacted by the reclassification and therefore is not included in the tables above.

[1]
During the three months ended March 30, 2018, the impact of the company's adjustment related to our economic hedging activities resulted in decreases of $19 million and $1 million to our non-GAAP operating income for the North America operating segment and Corporate, respectively. During the three months ended March 31, 2017, the impact of the company's adjustment related to our economic hedging activities resulted in a decrease of $10 million and an increase of $9 million to our non‑GAAP operating income for the North America operating segment and Corporate, respectively.

[2]
During the three months ended March 30, 2018 and March 31, 2017, the company recorded other charges of $5 million and $6 million, respectively, related to tax litigation expense. These charges were recorded in Corporate.

[3]
During the three months ended March 31, 2017, the company recorded charges related to noncapitalizable transaction costs associated with pending and closed transactions. These charges were recorded in Corporate.

[4]
During the three months ended March 31, 2017, the company recorded impairment charges of $20 million related to Venezuelan intangible assets as a result of weaker sales resulting from continued political instability. These charges were determined by comparing the fair values of the assets, derived using discounted cash flow analyses, to the respective carrying values. These charges were recorded in Corporate.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Operating Income (Loss) by Operating Segment and Corporate:

	Three Months Ended June 29, 2018
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$1,093	$593	$648	$703	$37	$(291)
Items Impacting Comparability:
Productivity and Reinvestment	—	1	47	1	—	46
Transaction Gains/Losses[1]	—	—	—	—	—	3
Other Items[2,3]	—	—	14	—	—	(14)
Comparable (Non-GAAP)	$1,093	$594	$709	$704	$37	$(256)

	Three Months Ended June 30, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$1,061	$557	$726	$707	$44	$(407)
Items Impacting Comparability:
Productivity and Reinvestment	(6)	1	49	2	—	31
Transaction Gains/Losses[1]	—	—	—	—	—	5
Other Items[2,3,4]	—	—	(5)	—	—	46
Comparable (Non-GAAP)	$1,055	$558	$770	$709	$44	$(325)

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
% Change — Reported (GAAP)	3	6	(11)	(1)	(16)	29
% Currency Impact	(1)	(8)	0	1	(2)	7
% Change — Currency Neutral (Non-GAAP)	4	14	(10)	(1)	(14)	21

% Impact of Items Impacting Comparability (Non-GAAP)	(1)	0	(3)	0	0	7
% Change — Comparable (Non-GAAP)	4	6	(8)	(1)	(16)	22
% Comparable Currency Impact (Non-GAAP)	(1)	(8)	0	1	(2)	0
% Change — Comparable Currency Neutral (Non-GAAP)	4	14	(8)	(2)	(14)	21
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided. The Bottling Investments operating segment was not impacted by the reclassification and therefore is not included in the tables above.

[1]
During the three months ended June 29, 2018 and June 30, 2017, the company recorded charges related to noncapitalizable transaction costs associated with pending and closed transactions. These charges were recorded in Corporate.

[2]
During the three months ended June 29, 2018, the impact of the company's adjustment related to our economic hedging activities resulted in an increase of $14 million and a decrease of $35 million to our non-GAAP operating income for the North America operating segment and Corporate, respectively. During the three months ended June 30, 2017, the impact of the company's adjustment related to our economic hedging activities resulted in a decrease of $5 million and an increase of $13 million to our non-GAAP operating income for the North America operating segment and Corporate, respectively.

[3]
During the three months ended June 29, 2018 and June 30, 2017, the company recorded other charges of $22 million and $19 million, respectively, related to tax litigation expense. These charges were recorded in Corporate.

[4]
During the three months ended June 30, 2017, the company recorded impairment charges of $14 million related to Venezuelan intangible assets as a result of weaker sales resulting from continued political instability. These charges were determined by comparing the fair values of the assets, derived using discounted cash flow analyses, to the respective carrying values. These charges were recorded in Corporate.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Operating Income (Loss) by Operating Segment and Corporate:

	Three Months Ended September 28, 2018
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$933	$640	$663	$614	$44	$(304)
Items Impacting Comparability:
Productivity and Reinvestment	(4)	(1)	39	(2)	—	65
Transaction Gains/Losses[1]	—	—	—	—	—	7
Other Items[2,3]	—	—	(1)	—	—	20
Comparable (Non-GAAP)	$929	$639	$701	$612	$44	$(212)

	Three Months Ended September 29, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$922	$563	$616	$571	$41	$(422)
Items Impacting Comparability:
Productivity and Reinvestment	6	2	47	1	—	58
Transaction Gains/Losses	—	—	—	—	—	—
Other Items[2,3]	—	—	6	—	—	20
Comparable (Non-GAAP)	$928	$565	$669	$572	$41	$(344)

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
% Change — Reported (GAAP)	1	14	8	8	6	28
% Currency Impact	(10)	(14)	(1)	0	1	(5)
% Change — Currency Neutral (Non-GAAP)	12	28	9	8	6	33

% Impact of Items Impacting Comparability (Non-GAAP)	1	0	3	1	0	(10)
% Change — Comparable (Non-GAAP)	0	14	5	7	6	38
% Comparable Currency Impact (Non-GAAP)	(10)	(14)	(1)	0	1	1
% Change — Comparable Currency Neutral (Non-GAAP)	10	27	6	7	6	37
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided. The Bottling Investments operating segment was not impacted by the reclassification and therefore is not included in the tables above.

[1]
During the three months ended September 28, 2018, the company recorded charges related to noncapitalizable transaction costs associated with pending and closed transactions. These charges were recorded in Corporate.

[2]
During the three months ended September 28, 2018, the impact of the company's adjustment related to our economic hedging activities resulted in a decrease of $1 million and an increase of $16 million to our non-GAAP operating income for the North America operating segment and Corporate, respectively. During the three months ended September 29, 2017, the impact of the company's adjustment related to our economic hedging activities resulted in increases of $6 million and $2 million to our non-GAAP operating income for the North America operating segment and Corporate, respectively.

[3]
During the three months ended September 28, 2018 and September 29, 2017, the company recorded other charges of $4 million and $18 million, respectively, related to tax litigation expense. These charges were recorded in Corporate.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Operating Income (Loss) by Operating Segment and Corporate:

	Three Months Ended December 31, 2018
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$753	$514	$504	$392	$42	$(501)
Items Impacting Comparability:
Productivity and Reinvestment	(1)	2	37	(3)	—	93
Transaction Gains/Losses[1]	—	—	—	—	—	10
Other Items[2,3]	—	—	43	—	—	(1)
Comparable (Non-GAAP)	$752	$516	$584	$389	$42	$(399)

	Three Months Ended December 31, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$756	$590	$583	$320	$33	$(752)
Items Impacting Comparability:
Productivity and Reinvestment	24	4	110	6	—	17
Transaction Gains/Losses[1]	—	—	—	—	—	14
Other Items[2,3,4]	—	—	(5)	—	—	257
Comparable (Non-GAAP)	$780	$594	$688	$326	$33	$(464)

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
% Change — Reported (GAAP)	0	(13)	(13)	23	29	33
% Currency Impact	(12)	(24)	0	(4)	0	2
% Change — Currency Neutral (Non-GAAP)	12	11	(13)	26	29	31

% Impact of Items Impacting Comparability (Non-GAAP)	3	0	2	3	0	20
% Change — Comparable (Non-GAAP)	(4)	(13)	(15)	20	29	14
% Comparable Currency Impact (Non-GAAP)	(12)	(24)	0	(4)	0	1
% Change — Comparable Currency Neutral (Non-GAAP)	8	11	(15)	23	29	12
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided. The Bottling Investments operating segment was not impacted by the reclassification and therefore is not included in the tables above.

[1]
During the three months ended December 31, 2018 and December 31, 2017 the company recorded charges related to noncapitalizable transaction costs associated with pending and closed transactions. These charges were recorded in Corporate.

[2]
During the three months ended December 31, 2018, the impact of the company's adjustment related to our economic hedging activities resulted in an increase of $43 million and a decrease of $4 million to our non-GAAP operating income for the North America operating segment and Corporate, respectively. During the three months ended December 31, 2017, the impact of the company's adjustment related to our economic hedging activities resulted in a decrease of $5 million and an increase of $8 million to our non-GAAP operating income for the North America operating segment and Corporate, respectively.

[3]
During the three months ended December 31, 2018 and December 31, 2017, the company recorded other charges of $2 million and $24 million, respectively, related to tax litigation expense. These charges were recorded in Corporate.

[4]	During the three months ended December 31, 2017, the company recorded a charge of $225 million due to a contribution made to The Coca‑Cola Foundation. This charge was recorded in Corporate.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Operating Income (Loss) by Operating Segment and Corporate:

	Year Ended December 31, 2018
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$3,693	$2,318	$2,318	$2,271	$152	$(1,403)
Items Impacting Comparability:
Productivity and Reinvestment	(3)	4	175	(4)	—	237
Transaction Gains/Losses[1]	—	—	—	—	—	20
Other Items[2,3]	—	—	37	—	—	10
Comparable (Non-GAAP)	$3,690	$2,322	$2,530	$2,267	$152	$(1,136)

	Year Ended December 31, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$3,585	$2,215	$2,472	$2,136	$159	$(2,006)
Items Impacting Comparability:
Productivity and Reinvestment	26	7	241	10	—	193
Transaction Gains/Losses[1]	—	—	—	—	—	21
Other Items[2,3,4,5]	—	—	(14)	—	—	358
Comparable (Non-GAAP)	$3,611	$2,222	$2,699	$2,146	$159	$(1,434)

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
% Change — Reported (GAAP)	3	5	(6)	6	(4)	30
% Currency Impact	(5)	(12)	0	0	(1)	2
% Change — Currency Neutral (Non-GAAP)	8	16	(6)	6	(4)	28

% Impact of Items Impacting Comparability (Non-GAAP)	1	0	0	1	0	9
% Change — Comparable (Non-GAAP)	2	4	(6)	6	(4)	21
% Comparable Currency Impact (Non-GAAP)	(5)	(12)	0	0	(1)	1
% Change — Comparable Currency Neutral (Non-GAAP)	7	16	(6)	5	(4)	20
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided. The Bottling Investments operating segment was not impacted by the reclassification and therefore is not included in the tables above.

[1]
During the years ended December 31, 2018 and December 31, 2017, the company recorded charges related to noncapitalizable transaction costs associated with pending and closed transactions. These charges were recorded in Corporate.

[2]
During the year ended December 31, 2018, the impact of the company's adjustment related to our economic hedging activities resulted in an increase of $37 million and a decrease of $24 million to our non-GAAP operating income for the North America operating segment and Corporate, respectively. During the year ended December 31, 2017, the impact of the company's adjustment related to our economic hedging activities resulted in a decrease of $14 million and an increase of $32 million to our non-GAAP operating income for the North America operating segment and Corporate, respectively.

[3]
During the years ended December 31, 2018 and December 31, 2017, the company recorded other charges of $33 million and $67 million, respectively, related to tax litigation expense. These charges were recorded in Corporate.

[4]	During the year ended December 31, 2017, the company recorded a charge of $225 million due to a contribution made to The Coca-Cola Foundation. This charge was recorded in Corporate.

[5]
During the year ended December 31, 2017, the company recorded impairment charges of $34 million related to Venezuelan intangible assets as a result of weaker sales resulting from continued political instability. These charges were determined by comparing the fair values of the assets, derived using discounted cash flow analyses, to the respective carrying values. These charges were recorded in Corporate.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Operating Income (Loss) by Operating Segment and Corporate:

	Year Ended December 31, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$3,585	$2,215	$2,472	$2,136	$159	$(2,006)
Items Impacting Comparability:
Productivity and Reinvestment	26	7	241	10	—	193
Transaction Gains/Losses[1]	—	—	—	—	—	21
Other Items[2,3,4,5]	—	—	(14)	—	—	358
Comparable (Non-GAAP)	$3,611	$2,222	$2,699	$2,146	$159	$(1,434)

	Year Ended December 31, 2016
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
Reported (GAAP)	$3,637	$1,951	$2,505	$2,199	$138	$(1,774)
Items Impacting Comparability:
Productivity and Reinvestment	32	(2)	134	1	—	105
Transaction Gains/Losses[1]	—	—	—	—	—	32
Other Items[2,3,4,5]	—	76	(47)	—	—	232
Comparable (Non-GAAP)	$3,669	$2,025	$2,592	$2,200	$138	$(1,405)

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Corporate
% Change — Reported (GAAP)	(1)	9	(1)	(3)	15	(8)
% Currency Impact	(3)	0	(1)	(6)	(1)	1
% Change — Currency Neutral (Non-GAAP)	1	9	0	3	16	(9)

% Impact of Items Impacting Comparability (Non-GAAP)	0	0	(5)	0	0	(6)
% Change — Comparable (Non-GAAP)	(2)	10	4	(2)	15	(2)
% Comparable Currency Impact (Non-GAAP)	(3)	0	(1)	(6)	(1)	1
% Change — Comparable Currency Neutral (Non-GAAP)	1	10	5	4	16	(3)
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided. The Bottling Investments operating segment was not impacted by the reclassification and therefore is not included in the tables above.

[1]
During the years ended December 31, 2017 and December 31, 2016, the company recorded charges related to noncapitalizable transaction costs associated with pending and closed transactions. These charges were recorded in Corporate.

[2]
During the year ended December 31, 2017, the impact of the company's adjustment related to our economic hedging activities resulted in a decrease of $14 million and an increase of $32 million to our non-GAAP operating income for the North America operating segment and Corporate, respectively. During the year ended December 31, 2016, the impact of the company's adjustment related to our economic hedging activities resulted in a decrease of $47 million to our non-GAAP operating income for the North America operating segment.

[3]
During the years ended December 31, 2017 and December 31, 2016, the company recorded other charges of $67 million and $32 million, respectively, related to tax litigation expense. These charges were recorded in Corporate.

[4]
During the years ended December 31, 2017 and December 31, 2016, the company recorded charges of $225 million and $200 million, respectively, due to a contribution made to The Coca-Cola Foundation. These charges were recorded in Corporate.

[5]
During the year ended December 31, 2017, the company recorded impairment charges of $34 million related to Venezuelan intangible assets as a result of weaker sales resulting from continued political instability. These charges were determined by comparing the fair values of the assets, derived using discounted cash flow analyses, to the respective carrying values. These charges were recorded in Corporate. During the year ended December 31, 2016, the company recorded a charge of $76 million due to the write-down related to receivables from our bottling partner in Venezuela as a result of the continued lack of liquidity and our revised assessment of the U.S. dollar value we expect to realize upon the conversion of the Venezuelan bolivar into U.S. dollars by our bottling partner to pay our receivables. This charge was recorded in the Latin America operating segment.